UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22767
                                                    -----------

                      First Trust Exchange-Traded Fund VII
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2014
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VII
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First Trust Global Tactical Commodity Strategy Fund (FTGC)

-----------------
  Annual Report
December 31, 2014
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TABLE OF CONTENTS
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           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Consolidated Portfolio of Investments........................................  7
Consolidated Statement of Assets and Liabilities.............................  9
Consolidated Statement of Operations......................................... 10
Consolidated Statements of Changes in Net Assets............................. 11
Consolidated Financial Highlights............................................ 12
Notes to Consolidated Financial Statements................................... 13
Report of Independent Registered Public Accounting Firm...................... 19
Additional Information....................................................... 20
Board of Trustees and Officers............................................... 24
Privacy Policy............................................................... 26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Global Tactical Commodity Strategy Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of investments owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Global Tactical Commodity Strategy Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the 12 months ended December 31, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.69% in the time covered by this report. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)

First Trust Global Tactical Commodity Strategy Fund's (the "Fund") investment objective is to seek to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve attractive risk-adjusted return by investing in commodity futures contracts and exchange-traded commodity linked instruments (collectively, "Commodities Instruments") through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Fund expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund's advisor (the "Advisor").

The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodities Instruments. Except as otherwise noted, references to the Fund's investments include the Fund's indirect investments through the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Subsidiary seeks to make investments generally in Commodities Instruments while managing volatility. Investment weightings of the underlying Commodities Instruments held by the Subsidiary are rebalanced in an attempt to stabilize risk levels. The dynamic weighting process is designed to result in a disciplined, systematic investment process, which is keyed off of the Advisor's volatility forecasting process. The Subsidiary may have both long and short positions in Commodities Instruments. However, for a given Commodity Instrument, the Subsidiary will provide a net long exposure.

The remainder of the Fund's assets will primarily be invested in: (1) short-term investment grade fixed income securities that include U.S. government and agency securities, sovereign debt obligations of non-U.S. countries and repurchase agreements; (2) money market instruments; (3) ETFs and other investment companies registered under the Investment Company Act of 1940, as amended; and
(4) cash and other cash equivalents. The Fund uses such instruments as investments and to collateralize the Subsidiary's Commodities Instruments exposure on a day-to-day basis.

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PERFORMANCE
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                                                         AVERAGE ANNUAL            CUMULATIVE
                                                         TOTAL RETURNS           TOTAL RETURNS
                                      1 Year Ended    Inception (10/22/13)   Inception (10/22/2013)
                                       12/31/2014        to 12/31/2014           to 12/31/2014

FUND PERFORMANCE
NAV                                     -11.89%              -10.60%                -12.50%
Market Price                            -11.65%              -10.37%                -12.24%

INDEX PERFORMANCE
Bloomberg Commodity Index(1)            -17.01%              -15.80%                -18.53%
S&P GSCI(R) Total Return Index(2)       -33.06%              -28.89%                -33.39%
S&P 500(R) Index(2)                      13.69%               16.76%                 20.28%
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Total returns for the period since inception are calculated from the inception date of the Fund. "Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower. The total returns presented reflect the reinvestment of dividends on


-----------------------------
(1) The Bloomberg Commodity Index is the Fund's benchmark. The benchmark's name changed from Dow Jones-UBS Commodity Index to Bloomberg Commodity Index as of July 1, 2014.

(2) The S&P 500(R) Index is being replaced with the S&P GSCI(R) Total Return Index, which will provide a better and more appropriate comparison to the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC) (CONTINUED)

securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

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                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             OCTOBER 22, 2013 - DECEMBER 31, 2014


            First Trust Global       Bloomberg     S&P GSCI(R)
            Tactical Commodity       Commodity     Total Return     S&P 500(R)
            Strategy Fund (FTGC)     Index         Index            Index
10/22/13    $10,000                  $10,000       $10,000          $10,000
12/31/13      9,930                    9,817         9,952           10,580
6/30/14      11,237                   10,512        10,520           11,335
12/31/14      8,749                    8,147         6,661           12,089
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Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 23, 2013 (commencement of trading) through December 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
10/23/13 - 12/31/13         36                0              0              0
1/1/14 - 12/31/14          188                5              1              0
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                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
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FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
10/23/13 - 12/31/13          9                3              0              0
1/1/14 - 12/31/14           57                1              0              0

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PORTFOLIO COMMENTARY
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           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust"), Wheaton, Illinois, is the investment advisor, commodity pool operator and commodity trading advisor to the First Trust Global Tactical Commodity Strategy Fund (the "Fund" or "FTGC"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor for three mutual fund portfolios, nine exchange-traded funds consisting of 94 series, 15 closed-end funds, a variable insurance trust consisting of two series and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), Wheaton, Illinois. There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee with daily decisions being primarily made by John Gambla and Rob A. Guttschow.

                           PORTFOLIO MANAGEMENT TEAM

JOHN GAMBLA - CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER

ROB GUTTSCHOW - CFA, SENIOR PORTFOLIO MANAGER

DANIEL J. LINDQUIST - CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR

JON C. ERICKSON - SENIOR VICE PRESIDENT

DAVID G. MCGAREL - CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR

ROGER F. TESTIN - SENIOR VICE PRESIDENT

TODD LARSON - CFA, VICE PRESIDENT, FIXED INCOME PORTFOLIO MANAGER

TIMOTHY S. HENRY - CFA, ETF PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. For performance measurement, the Fund is benchmarked versus the unmanaged Bloomberg Commodity Index (the "benchmark" or "Index"). This commentary discusses the 12-month market and Fund performance ended December 31, 2014.

OVERALL MARKET RECAP

The U.S. economy dropped into a deep freeze in the first quarter of 2014, as severe cold weather across the middle of the country dampened economic activity, resulting in a -2.1% decline in annualized first quarter GDP. As temperatures returned to normal, the economy rebounded strongly, posting 4.6% and 5.0% annualized growth rates in the second and third quarters, respectively. The Atlanta Federal Reserve's current estimate for fourth quarter GDP is 3.3%. The strong economic growth resulted in solid job gains during the year with the headline unemployment rate falling from 6.6% as of December 31, 2013 to 5.6% as of December 31, 2014.

U.S. stocks responded to the good economic news by rallying strongly throughout the year, with the S&P 500(R) Index rallying 13.69%. Surprising many economic forecasters, U.S. 10-year government bond yields also fell during the year, with on-the-run 10-year Treasury yields falling 86 basis points to a yield of 2.17% as of December 31, 2014. Globally, stocks were more mixed, as anemic overseas growth dampened earnings expectations. In Europe, the Deutsche Boerse AG German Stock Index, the CAC Index and FTSE 100 Index were up 2.65%, 2.57% and 1.04%, respectively. In Japan, the Nikkei 225 was up 8.91%, despite the apparent recurring recession.

In Europe and Asia, economic growth continued to be below expectations. For 2014, economic growth within the Euro Zone appears to be just above 0.2%, with fourth quarter numbers still undisclosed. Japan is reentering a recession, with the first three quarters of 2014 posting an annualized negative GDP growth rate of -3.2%. Finally, while better than Europe and Japan on an outright basis, China's economic growth has slowed materially, dropping from 9.0% year-over-year growth rate in 2010 and 2011 to only a 7.3% annualized growth rate in 2014.

Commodities performed well in the first half of the year as the severe cold weather boosted prices of natural gas and grains. Cocoa and coffee also had big price increases as a severe drought in Brazil impacted the early harvest forecasts. As the year progressed, weather-related concerns in the U.S. and Brazil faded, resulting in a return to more moderate pricing in the agricultural sectors. In contrast, crude oil prices rose moderately in the first half of the year but subsequently crashed in the second half of the year. Growing global

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

production, especially within the U.S., combined with disappointing growth in China, Japan and Europe, resulted in a glut of crude oil. Front month WTI crude oil fell in price from $91.16 a barrel on September 30, 2014 to $53.27 a barrel on December 31, 2014, a 41.5% decline.

The debate for 2015 is whether the shock of global crude oil falling by 41% in three months will act as an effective tax cut to the global consumer, thus boosting economic growth in the U.S. and abroad, or whether the investments in crude oil production and their subsequent write-offs will result in slowing economic growth as balance sheets are repaired and leverage is removed from the system.

FUND PERFORMANCE

The Fund's performance for the fiscal year ended December 31, 2014 was -11.89% on an NAV basis and -11.65% on a market price basis. The benchmark returned -17.01% over the same period.

The global commodity market is made up of several separate markets including agriculture, oil, industrial metals and precious metals. These commodities are the building blocks of every economy in the world. Holding a physical commodity is not practical for most investors, but the futures market provides an alternative way to seek exposure to commodities. We believe individual commodity futures contracts and the unmanaged benchmarks that measure their performance offer attractive opportunities for investors to potentially diversify their portfolios and protect themselves against unforeseen rises in inflation; however, commodities and their benchmarks can be very volatile. FTGC employs an investment style that seeks to control the Fund's risk profile to a relatively stable band, thus providing investors with broadly diversified commodity exposure with more risk stability than traditional unmanaged commodity benchmarks.

During the performance period, the Fund held allocations in 20 different commodities at various points in time. The Fund's average sector allocation was 36% energy, 13% industrial metals, 12% precious metals and 39% agricultural/livestock. As of December 31, 2014, the Fund held 15% in energy-related futures contracts, 19% in industrial metals, 6% in precious metals and 60% in agricultural products. During the second half of the year, the Fund reduced its exposure to the energy sector as prices became more volatile and the correlations among energy-related futures contracts increased. Offsetting energy, the agricultural/livestock sector allocation increased as summer volatility faded and the Fund allocated to the lower volatility/lower correlation agricultural commodities.

Relative to the benchmark, FTGC was generally invested further out on the futures curve for each commodity in an attempt to maximize the Fund's expected total return. By investing out the curve, the Fund is attempting to minimize the negative roll yield associated with futures curves in contango and/or to maximize the positive roll yield associated with futures curves in a state of backwardation. The best-performing commodities for the Fund were coffee, soymeal and cocoa while the worst-performing commodities for the Fund were CBOT wheat, WTI crude and silver.

MARKET AND FUND OUTLOOK

As of December 31, 2014, we believe the Fund is well positioned to achieve its investment objective of seeking to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. We believe that the Fund is currently broadly diversified across commodity futures and commodity sectors and that the risk control portfolio construction process is working well. Additionally, we believe that commodities are and will continue to be a valuable component of any well-diversified portfolio. Because commodities are not highly correlated with traditional asset classes, we believe they can potentially decrease portfolio volatility, enhance overall return and provide meaningful diversification to an asset allocation strategy.

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Global Tactical Commodity Strategy Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2014      DECEMBER 31, 2014       PERIOD            PERIOD (a)
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FIRST TRUST GLOBAL TACTICAL COMMODITY
    STRATEGY FUND (FTGC)
Actual                                              $1,000.00           $  778.60             0.95%                $4.26
Hypothetical (5% return before expenses)            $1,000.00           $1,020.42             0.95%                $4.84


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2014 through December 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

Besides the following listed futures contracts of the Fund's wholly-owned subsidiary, there were no investments held by the Fund at December 31, 2014.

The following futures contracts of the Fund's wholly-owned subsidiary were open at December 31, 2014 (See Note 2B - Futures Contracts in the Notes to Consolidated Financial Statements):

                                                                                           UNREALIZED
                                                NUMBER        NOTIONAL     EXPIRATION     APPRECIATION/
                                             OF CONTRACTS      VALUE          DATE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS LONG:
-------------------------------------------------------------------------------------------------------
Brent Crude Futures                                133     $  13,976,606     May-15       $ (5,835,676)
Cattle Feeder Futures                              101        11,324,825     Mar-15           (349,912)
Cocoa Futures                                      373        10,645,210     Mar-15            209,090
Cocoa Futures                                      246         6,939,660     May-15            174,660
Coffee "C" Futures                                 230        16,292,325     Mar-15         (1,923,075)
Copper Futures                                     249        18,845,027     Mar-15         (1,256,290)
Corn Futures                                       566        11,056,844     Mar-15            178,256
Cotton No. 2 Futures                               203         6,162,765     Mar-15            (45,360)
Gas Oil (ICE) Futures                               36         2,210,175     Jan-15           (366,075)
KC HRW Wheat Futures                               276         8,567,150     Mar-15             78,550
Lean Hogs Futures                                  505        17,234,266     Feb-15           (831,866)
LME Nickel Futures                                 165        16,109,082     Mar-15         (1,121,472)
Natural Gas Futures                                284        12,069,230     Feb-15         (3,844,590)
Silver Futures                                     133        10,713,206     Mar-15           (339,871)
Soybean Meal Futures                               297        10,569,740     Mar-15           (246,020)
Soybean Oil Futures                                170         3,312,258     Mar-15            (33,978)
Sugar #11 (World) Futures                          133         2,274,900     Feb-15           (112,001)
WTI Crude Futures                                  136         8,473,850     Jun-15           (822,490)
                                                           -------------                  ------------
                                                           $ 186,777,119                  $(16,488,120)
                                                           =============                  ============


                 See Notes to Consolidated Financial Statements           Page 7

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):

                                                    ASSETS TABLE

                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2014        PRICES          INPUTS          INPUTS
                                                       ------------    ------------    ------------    ------------
Futures Contracts....................................  $    640,556    $    640,556    $         --    $         --
                                                       ============    ============    ============    ============


                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2014        PRICES          INPUTS          INPUTS
                                                       ------------    ------------    ------------    ------------
Futures Contracts....................................  $(17,128,676)   $(17,128,676)   $         --    $         --
                                                       ============    ============    ============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2014.


Page 8           See Notes to Consolidated Financial Statements

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

ASSETS:
Cash....................................................................      $  156,864,694
Cash segregated as collateral for open futures contracts................          35,676,535
Receivables:
   Variation margin.....................................................             640,556
   Other................................................................                 841
                                                                              --------------
   Total Assets.........................................................         193,182,626
                                                                              --------------
LIABILITIES:
Payables:
   Variation margin.....................................................          17,128,676
   Investment advisory fees.............................................             144,405
                                                                              --------------
   Total Liabilities....................................................          17,273,081
                                                                              --------------
NET ASSETS..............................................................      $  175,909,545
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................      $  189,217,601
Par value...............................................................              67,033
Accumulated net investment income (loss)................................           3,113,031
Accumulated net realized gain (loss) on investments and futures.........                  --
Net unrealized appreciation (depreciation) on investments and futures...         (16,488,120)
                                                                              --------------
NET ASSETS..............................................................      $  175,909,545
                                                                              ==============
NET ASSET VALUE, per share..............................................      $        26.24
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...............................           6,703,334
                                                                              ==============


                 See Notes to Consolidated Financial Statements           Page 9

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME:
Interest................................................................      $       41,645
                                                                              --------------
   Total investment income..............................................              41,645
                                                                              --------------
EXPENSES:
Investment advisory fees................................................           1,347,547
                                                                              --------------
   Total expenses.......................................................           1,347,547
                                                                              --------------
NET INVESTMENT INCOME (LOSS)............................................          (1,305,902)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on futures.....................................         (31,439,367)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..........................................................                  (2)
   Futures..............................................................         (16,503,290)
                                                                              --------------
Net change in unrealized appreciation (depreciation)....................         (16,503,292)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................         (47,942,659)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................      $  (49,248,561)
                                                                              ==============



Page 10          See Notes to Consolidated Financial Statements

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                               FOR THE YEAR       10/22/2013 (a)
                                                                                   ENDED              THROUGH
                                                                                12/31/2014          12/31/2013
                                                                              --------------      --------------
OPERATIONS:
   Net investment income (loss).............................................  $   (1,305,902)     $       (5,385)
   Net realized gain (loss).................................................     (31,439,367)            (33,026)
   Net change in unrealized appreciation (depreciation).....................     (16,503,292)             15,172
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting from operations..........     (49,248,561)            (23,239)
                                                                              --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold................................................     331,704,489           3,100,020
   Cost of shares redeemed..................................................    (109,623,164)                 --
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions..........................................................     222,081,325           3,100,020
                                                                              --------------      --------------
   Total increase (decrease) in net assets..................................     172,832,764           3,076,781

NET ASSETS:
   Beginning of period......................................................       3,076,781                  --
                                                                              --------------      --------------
   End of period............................................................  $  175,909,545      $    3,076,781
                                                                              ==============      ==============
   Accumulated net investment income (loss) at end of period................  $    3,113,031      $       19,101
                                                                              ==============      ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period..................................         103,334                  --
   Shares sold..............................................................      10,300,000             103,334
   Shares redeemed..........................................................      (3,700,000)                 --
                                                                              --------------      --------------
   Shares outstanding, end of period........................................       6,703,334             103,334
                                                                              ==============      ==============

(a) Inception date is consistent with the commencement of investment operations. First Trust Portfolios L.P. seeded the Fund on September 9, 2013 in order to provide initial capital required by SEC rules.


                 See Notes to Consolidated Financial Statements          Page 11

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                FOR THE PERIOD
                                                                 FOR THE YEAR   10/22/2013 (a)
                                                                    ENDED          THROUGH
                                                                  12/31/2014      12/31/2013
                                                                --------------  --------------
Net asset value, beginning of period..........................    $    29.78      $    29.99
                                                                  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................         (0.38)          (0.05)
Net realized and unrealized gain (loss).......................         (3.16)          (0.16)
                                                                  ----------      ----------
Total from investment operations..............................         (3.54)          (0.21)
                                                                  ----------      ----------
Net asset value, end of period................................    $    26.24      $    29.78
                                                                  ==========      ==========
TOTAL RETURN (b)..............................................        (11.89)%         (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........................    $  175,910      $    3,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets.................          0.95%           0.95% (c)
Ratio of net investment income (loss) to average net assets...         (0.92)%         (0.92)% (c)
Portfolio turnover rate (d)...................................             0%              0%


(a) Inception date is consistent with the commencement of investment operations. First Trust Portfolios L.P. seeded the Fund on September 9, 2013 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.


Page 12          See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VII (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on November 6, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently offers shares of one fund, the First Trust Global Tactical Commodity Strategy Fund (the "Fund"), which trades under the ticker FTGC on The NASDAQ(R) Stock Market LLC ("NASDAQ"), and commenced operations on October 22, 2013. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, for both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile. Under normal market conditions, the Fund, through a wholly-owned subsidiary of the Fund, FT Cayman Subsidiary II (the "Subsidiary"), organized under the laws of the Cayman Islands, invests in a portfolio of commodity futures contracts and exchange-traded commodity linked instruments (collectively, "Commodities Instruments"). The Fund will not invest directly in Commodities Instruments. The Fund seeks to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund's investment in the Subsidiary may not exceed 25% of the Fund's total assets at the end of each fiscal quarter. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by an independent pricing service approved by the Trust's Board of Trustees.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

If the Fund's investments are not able to be priced by their pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2014, is included with the Fund's Consolidated Portfolio of Investments.

B. FUTURES CONTRACTS

The Fund, through the Subsidiary, may purchase and sell exchange-listed commodity contracts. When the Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity) at a specified future date. When the Fund sells or shorts a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange's clearing corporation. Margin deposits are posted as collateral with the clearing broker and, in turn, with the exchange clearing corporation.

Exchange-listed commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.

Upon entering into a futures contract, the Subsidiary must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Consolidated Statement of Operations. This daily fluctuation in value of the contracts is also known as variation margin and is included as "Variation margin" payable or receivable on the Consolidated Statement of Assets and Liabilities.

When the Subsidiary purchases or sells a futures contract, the Subsidiary is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Subsidiary segregates assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the 1940 Act Rules and SEC interpretations thereunder. As the Subsidiary continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which the Subsidiary may undertake and on the potential increase in the speculative character of the Subsidiary's outstanding portfolio securities. Additionally, such segregated assets generally ensure the availability of adequate funds to meet the obligations of the Subsidiary arising from such investment activities.

C. CASH

The Fund segregates assets consisting of cash and other short-term securities to comply with SEC guidance with respect to coverage of futures positions by registered investment companies. The cash on the books is held to cover the full notional value of the futures contracts.

D. INVESTMENTS TRANSACTIONS AND INVESTMENT INCOME

Investments transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by the Fund during the period ended December 31, 2014 was as follows:

         Distributions        Distributions        Distributions
           paid from            paid from            paid from
           Ordinary              Capital             Return of
            Income                Gains               Capital
        ---------------      ---------------      ---------------
            $     --             $     --             $     --

The tax character of distributions paid by the Fund during the period ended December 31, 2013 was as follows:

         Distributions        Distributions        Distributions
           paid from            paid from            paid from
           Ordinary              Capital             Return of
            Income                Gains               Capital
        ---------------      ---------------      ---------------
            $     --             $     --             $     --

As of December 31, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

                                                        Net
         Undistributed         Accumulated          Unrealized
           Ordinary            Capital and         Appreciation
            Income             Other Gains        (Depreciation)
        ---------------      ---------------      ---------------
            $     --          $ (15,706,418)        $  (781,702)

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2014, the Fund had no capital loss carryforwards outstanding for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013 and 2014 remain open to federal and state audit. As of December 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2014, the adjustments for the Fund were as follows:


                               Accumulated
          Accumulated         Net Realized
        Net Investment         Gain (Loss)            Paid-in
         Income (Loss)       on Investments           Capital
        ---------------      ---------------      ---------------
         $  4,399,832         $  31,439,367        $ (35,839,199)

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust (See Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's and the Subsidiary's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's investments and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                     4. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, derivatives and in-kind transactions, were $0 and $0, respectively.

For the year ended December 31, 2014, the Fund did not have any in-kind purchases or sales.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at December 31, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.

                                                   ASSET DERIVATIVES                              LIABILITY DERIVATIVES
                                      --------------------------------------------    ---------------------------------------------
                                               CONSOLIDATED                                    CONSOLIDATED
DERIVATIVES                              STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT        RISK EXPOSURE            LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------    ----------------    ------------------------------   -----------    ------------------------------   ------------
Futures           Commodity Risk      Variation Margin Receivable       $  640,556     Variation Margin Payable        $ 17,128,676

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.


CONSOLIDATED STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
COMMODITY RISK EXPOSURE
Net realized gain (loss) on futures                              $(31,439,367)
Net change in unrealized appreciation (depreciation) on futures   (16,503,290)

During the year ended December 31, 2014, the amount of notional values of futures contracts opened and closed were $1,075,007,655 and $891,262,493, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Consolidated Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                               DECEMBER 31, 2014

brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2015.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
VII:

We have audited the accompanying consolidated statement of assets and liabilities of First Trust Global Tactical Commodity Strategy Fund (the "Fund") and Subsidiary, a series of the First Trust Exchange-Traded Fund VII, including the consolidated portfolio of investments, as of December 31, 2014, and the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the Fund's custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Global Tactical Commodity Strategy Fund and Subsidiary as of December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2015

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VII.

The following summarizes some of the risks that should be considered for the Fund.

CASH TRANSACTION RISK. Unlike most ETFs, the Fund currently intends to effect most creations and redemptions, in whole or in part, for cash, rather than in kind, because of the nature of the Fund's underlying investments. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

CLEARING BROKER RISK. The failure or bankruptcy of the Fund's and the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission ("CFTC") regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, the clearing broker's customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

COMMODITY RISK. The value of Commodities Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of Commodities Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a commodity, derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

FOREIGN COMMODITY MARKETS RISK. The Fund, through the Subsidiary, will engage in trading on commodity markets outside the United States on behalf of the Fund. Trading on such markets is not regulated by any United States government agency and may involve certain risks not applicable to trading on United States exchanges. The Fund may not have the same access to certain trades as do various other participants in foreign markets. Furthermore, as the Fund will determine its net assets in United States dollars, with respect to trading in foreign markets the Fund will be subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls. Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

FUTURES RISK. The Fund invests in futures through the Subsidiary. All futures and futures-related products are highly volatile. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

GAP RISK. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day's closing price.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies, including ETFs. As a shareholder in other investment companies, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or other exchange-traded investment companies.

ISSUER SPECIFIC RISK. Issuer specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

LIQUIDITY RISK. The Fund invests in Commodities Instruments, which may be less liquid than other types of investments. The illiquidity of Commodities Instruments could have a negative effect on the Fund's ability to achieve its investment objective and may result in losses to Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. The trading prices of commodities futures, fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund's net asset value and market price may fluctuate significantly in response to these factors. As a result, an investor could lose money over short or long periods of time.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. INVESTMENT RISK. The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into OTC derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not be subject to the same degree of regulation as their U.S. counterparts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REGULATORY RISK. The CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the Subsidiary to regulation by the CFTC and may impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary. Compliance with these additional rules may increase Fund expenses. In addition, certain exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures or options contracts, and it is possible that other regulatory authorities may adopt similar limits. Position limits are currently the subject of disputes being resolved in the U.S. court system. The Fund's investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK. The Fund may engage in "short sale" transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through a futures contract. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TAX RISK. The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006 1 and 2006
31) received by the Subsidiary as "qualifying income" under the provisions of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" ("RICs"), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings ("PLRs") provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service ("IRS") suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies.

In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of the failure.

The Fund may invest a portion of its assets in equity repurchase agreements. Recent changes in the law have the potential of changing the character and source of such instruments potentially subjecting them to unexpected U.S. taxation. Depending upon the terms of the contracts, the Fund may be required to indemnify the counterparty for such increased tax.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

VOLATILITY RISK. Frequent or significant short-term price movements could adversely impact the performance of the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investments options because of the Fund's significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in a Commodities Instrument may result in immediate and substantial losses to the Fund.

WHIPSAW MARKETS RISK. The Fund may be subject to the forces of the "whipsaw" markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses to the Fund.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                     TERM OF OFFICE                                               THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   AND YEAR FIRST                                                 FUND COMPLEX   HELD BY TRUSTEE
   DATE OF BIRTH AND                   ELECTED OR               PRINCIPAL OCCUPATIONS               OVERSEEN BY      DURING PAST
POSITION WITH THE TRUST                 APPOINTED                DURING PAST 5 YEARS                  TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term        Physician; President, Wheaton Orthopedics;      114       None
c/o First Trust Advisors L.P.                           Limited Partner, Gundersen Real Estate
120 East Liberty Drive,        o Since Inception        Limited Partnership; Member, Sportsmed
  Suite 400                                             LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee      o Indefinite Term        President (March 2010 to Present), Senior       114       Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer                Investor Services,
120 East Liberty Drive,        o Since Inception        (May 2007 to March 2010), ADM Investor                    Inc., ADM
  Suite 400                                             Services, Inc. (Futures Commission                        Investor Services
Wheaton, IL 60187                                       Merchant)                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term        President (2003 to Present), Hibs               114       Director of Trust
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                     Company of
120 East Liberty Drive,        o Since Inception        Consulting)                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o Indefinite Term        Managing Director and Chief Operating           114       Director of
c/o First Trust Advisors L.P.                           Officer (January 2015 to Present), Pelita                 Covenant
120 East Liberty Drive,        o Since Inception        Harapan Educational Foundation (Educational               Transport, Inc.
  Suite 400                                             Products and Services); President and Chief               (May 2003 to
Wheaton, IL 60187                                       Executive Officer (June 2012 to September                 May 2014)
D.O.B.: 03/54                                           2014), Servant Interactive LLC (Educational
                                                        Products and Services); President and Chief
                                                        Executive Officer (June 2012 to September
                                                        2014), Dew Learning LLC (Educational
                                                        Products and Services); President (June 2002
                                                        to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term        Chief Executive Officer (December 2010 to       114       None
Chairman of the Board                                   Present), President (until December 2010),
120 East Liberty Drive,        o Since Inception        First Trust Advisors L.P. and First Trust
  Suite 400                                             Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                       Directors, BondWave LLC (Software
D.O.B.: 09/55                                           Development Company/Investment Advisor
                                                        and Stonebridge Advisors LLC (Investment
                                                        Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
     NAME, ADDRESS                   OFFICES               AND LENGTH OF                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                 SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief            o Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o Since Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas           Treasurer, Chief Financial     o Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief                                     President (April 2007 to Present), First Trust
   Suite 400             Accounting Officer             o Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine         Secretary and Chief            o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                            o Since Inception      BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist      Vice President                 o Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                            o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher          Chief Compliance Officer       o Indefinite Term      Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,    and Assistant Secretary                               L.P. and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin          Vice President                 o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President                 o Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                            o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

           FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND (FTGC)
                         DECEMBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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FIRST TRUST

First Trust Exchange-Traded Fund VII

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year and since the registrant's inception on October 22, 2013 through December 31, 2013 (the "Inception Year") for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2014 and $34,000 for the Inception Year.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year and the Inception Year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014 and $0 for the Inception Year.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in the last fiscal year and the Inception Year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014 and $7,000 for the Inception Year.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year and the Inception Year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 for the fiscal year ended December 31, 2014 and $0 for the Inception Year.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in the last fiscal year and the Inception Year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2014 and $0 for the Inception Year.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year and the Inception Year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2014 and $0 for the Inception Year.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in the last fiscal year and the Inception Year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2014 and $0 for the Inception Year.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant's Inception Year were $0 for the registrant, $35,000 for the registrant's investment adviser, and $0 for the registrant's distributor, and for the last fiscal year ended December 31, 2014, were $6,000 for the registrant, $8,500 for the registrant's investment adviser, and $43,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VII
            --------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 24, 2015
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 24, 2015
     -------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 24, 2015
     -------------------

* Print the name and title of each signing officer under his or her signature.